UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   January 30, 2006


                       ADVANCE DISPLAY TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


          COLORADO                     0-15224                 84-0969445
(State or other jurisdiction         (Commission            (I.R.S. Employer
     of incorporation)              File Number)          Identification Number)


7334 So. Alton Way, Bldg. 14, Suite F, Centennial, Colorado      80112
        (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code:  (303)267-0111


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01  Changes in Registrant's Certifying Accountant

      Effective January 30, 2006, the firm of Hein + Associates LLP ("Hein"), the Company's independent accountant during the period from August 17, 1995 to January 30, 2006, has ceased being the Company's independent accountants due to Hein's staffing requirements necessitated by Sarbanes-Oxley reporting requirements of its client base. Hein had audited our financial statements beginning with the year ended June 30, 1995 through the fiscal year ended June 30, 2005.

      In connection with the audit of our financial statements as of June 30, 2005 and 2004, and through the date of this Report, there were no disagreements with Hein on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedures, which disagreements, if not resolved to the satisfaction of Hein, would have caused them to make reference in connection with its reports to the subject matter of the disagreements. In addition, during the Company's two most recent fiscal years and subsequent interim periods, no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K, occurred.

      Except as noted in the following sentence, the audit report of Hein on our financial statements as of June 30, 2005 and June 30, 2004, did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty audit scope, or accounting principles. However, as disclosed in our Form 10-KSB for our fiscal year ended June 30, 2005, Hein in its audit report dated September 9, 2005 included an explanatory paragraph regarding Advance Display Technologies, Inc.'s ability to continue as a going concern. For the fiscal year ended June 30, 2005, the audit report included the following statement:

      The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has incurred substantial losses from operations, has negative working capital and is in the development stage. These factors raise substantial doubt about the Company's ability to continue as a going concern. Management's plans with regard to these matters are described in Note 1. The financial statements do not include any adjustments that might result from the outcome of these uncertainties.

      Hein was provided with a copy of this Form 8-K prior to the Company's filing it with the Securities and Exchange Commission ("SEC") and was asked to furnish the Company with a letter addressed to the SEC stating whether it agrees with the above statements. A copy of Hein's letter, dated February 2, 2006, is filed as Exhibit 16.1 to this Form 8-K.

      In addition, effective January 30, 2006, we retained AJ. Robbins, PC, Certified Public Accountants ("Robbins"), to audit our financial statements for the year ending June 30, 2006 and will include such report as part of our annual report on Form 10-KSB for our year ending June 30, 2006. This change in independent accountants was approved by our Board of Directors acting as the Company's Audit Committee. During the years ended June 30, 2005 and 2004, and through the date of this Report, neither the Company nor anyone acting on its behalf consulted with Robbins regarding any of the matters or events set forth in Item 304(a)(2)(i) or (ii) of Regulation S-B.

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

Item 9.01  Financial Statements and Exhibits

      (c) Exhibits

      Exhibit No.

            16.1  Letter from Hein + Associates LLP dated February 2, 2006.

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


                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            ADVANCE DISPLAY TECHNOLOGIES, INC.
                                            ----------------------------------
                                                       (Registrant)

Date  February 2, 2006
                                            By:/s/Matthew W. Shankle
                                               -------------------------------
                                               Matthew W. Shankle, President

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